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                        EARTHSHELL CONTAINER CORPORATION
                            1995 STOCK INCENTIVE PLAN

          Section 1. PURPOSE OF PLAN

          The purpose of this 1995 Stock Incentive Plan (the "Plan") of EarthShell Container Corporation, a Delaware corporation (the "Company"), is to enable the Company to attract, retain and motivate its employees, directors and consultants by providing for or increasing the proprietary interests of such persons in the Company.

          Section 2. PERSONS ELIGIBLE UNDER PLAN

          Each of the following persons (each, a "Participant") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder: (1) any employee of the Company or any of its subsidiaries, including any director who is also such an employee (an "Employee"), (2) any consultant of the Company or any of its subsidiaries and (3) any director of the Company.
Each director of the Company shall automatically receive director options pursuant to Section 4 hereof ("Director Options"), but any director serving on the Committee (as hereinafter defined) shall not otherwise participate in this Plan.

          Section 3. AWARDS

          (a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of common stock, par value $0.01, of the Company (the "Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

          (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist





                                    EXHIBIT 10.21
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of one such security or benefit, or two or more of them in tandem or in the alternative.

          (c) Awards may be issued, and Common Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

          (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

        (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

               (A)   the delivery of cash;

               (B) the delivery of other property deemed acceptable by the Committee;

               (C) the delivery of previously owned shares of capital stock of the Company or other property, provided that such shares of capital stock shall have been owned for at least six months; or

               (D) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee;

        (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company (as defined by the Committee), an acquisition of a specified percentage of the voting power of the company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 8 hereof; or

        (iii) a provision required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); PROVIDED, HOWEVER, that no Award issued to any person who is not an Employee of the

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     Company or any of its subsidiaries may qualify as an Incentive Stock
     Option.

          Section 4. DIRECTOR OPTIONS.

          (a) On the effective date of this Plan (as provided in Section 10 hereof), each director then serving in such capacity shall be granted a Director Option to purchase 20 Common Shares at an exercise price of $2,000 per share. Such Director Option shall become exercisable with respect to all of such shares on the date one year following the effective date of this Plan

        (b) Each director who has served as a director for at least the preceding six months shall, on the day following the date of each annual meeting of the stockholders of the Company held on or after January 1, 1996, automatically be granted a Director Option to purchase 20 Common Shares.

        (c) Notwithstanding the foregoing, if, on any date upon which Director Options are to be granted hereunder, the number of Common Shares remaining available for issuance under this Plan is insufficient for the grant of Director Options to purchase the total number of Common Shares specified in
Section 4(a) and (b) hereof, then Director Options to purchase a proportionate amount of the available number of Common Shares (rounded down to the greatest number of whole shares) shall be granted to each director entitled to receive a Director Option on such date.

        (d) Each Director Option granted under this Plan shall expire upon the first to occur of the following:

               (i) The first anniversary of the date upon which the optionee shall cease to be a Director as a result of death or total disability;

               (ii) The 90th day after the date upon which the optionee shall cease to be a Director for any reason other than death or total disability (or in the case of Director Options granted pursuant to Section 4(a) above, one year after the date upon which the Optionee shall cease to be a Director); or

               (iii) The fifth anniversary of the date of grant of such Director Option.

          (e) Each Director Option (other than those granted pursuant to Section 4(a) above) shall have an exercise price equal to the greater of (i) the aggregate Fair Market Value (as defined below) on the date of grant of such option of the Common

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Shares subject thereto and (ii) the aggregate par value of such Common Shares on such date.

          (f) Payment of the exercise price of any Director Option granted under this Plan shall be made in full in cash concurrently with the exercise of such Director Option; provided, however, that, in the discretion of the Board of Directors of the Company (the "Board"), the payment of such exercise price may instead be made in whole or in part, with Common Shares delivered concurrently with such exercise (such shares to be valued on the basis of the Fair Market Value of such shares on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring Common Shares and such Common Shares so delivered have been owned for at least six months;

          (g) For purposes of this Section 4, the "Fair Market Value" of a Common Share or other security on any date (the "Determination Date") shall be equal to the closing price per Common Share or unit of such other security on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share or unit of such other security on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if the Common Shares or such other security were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares or such other security selected by the Board.

          (h) All outstanding Director Options theretofore granted under this Plan shall become fully exercisable upon the first to occur of the following:

               (i) the date of dissemination to the stockholders of the Company of a proxy statement seeking stockholder approval of a reorganization, merger or consolidation of the

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     Company as a result of which the outstanding securities of the class then subject to this Plan are exchanged for or converted into cash, property and/or securities not issued by the Company, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board;

               (ii) the first date upon which the directors of the Company who were last nominated by the Board for election as directors shall cease to constitute a majority of the authorized number of directors of the Company; or

               (ii) the date of dissemination to the stockholders of the Company of a proxy statement disclosing a change of control (as defined by the Company) of the Company.

          (i) All outstanding Director Options theretofore granted under this Plan shall terminate upon the first to occur of the following:

               (i)   the dissolution or liquidation of the Company;

               (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to such outstanding Director Options are exchanged for or converted into cash, property and/or securities not issued by the Company, which reorganization, merger or consolidation shall have been affirmatively recommended to the shareholders of the Company by the Board; or

               (iii) the sale of substantially all of the property and assets of the Company.

          (j) Each Director Option shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

          (k) Director Options are not intended to qualify as Incentive Stock Options.

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          Section 5. STOCK SUBJECT TO PLAN

          (a) Subject to adjustment as provided in Section 8 hereof, the aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan and under the Company's 1994 Stock Incentive Plan shall not exceed 17,500. Such maximum number does not include the number of Common Shares subject to the unexercised portion of any Incentive Stock Option granted under this Plan or under the Company's 1994 Stock Incentive Plan, that expires or is terminated.

          (b) The aggregate number of Common Shares subject to Awards granted during any calendar year to any one Employee (including the number of shares involved In Awards having a value derived from the value of Common Shares) shall not exceed 1,500; provided, however, that the limitation set forth in this
Section 5(b) shall not apply if such provision is not required in order for Awards to qualify as "performance based compensation" under Section 162(m) of the Code. Further, such, aggregate number of shares shall be subject to adjustment under Section 8 only to the extent permitted by Section 162(m) of the Code.

          (c) Subject to adjustment as provided in Section 8 hereof, at any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan and under the Company's 1994 Stock Incentive Plan shall not exceed 17,500.

          (d) For purposes of Section 5(c) hereof, the aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

        (i) the number of Common Shares that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

        (ii) the maximum number of Common Shares that are or may be issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

          Section 6. DURATI0N OF PLAN

          No Awards shall be made under this Plan after November 26, 2005 Although Common Shares may be issued after November 26, 2005 pursuant to Awards made on or prior to such date, no Common Shares shall be issued under this Plan on or after November 26, 2015.

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          Section 7. ADMINISTRATION OF PLAN

          (a) This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of two or more directors, each of whom: (i) is a "disinterested person" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act as such Rule may be amended from time to time), and (ii) is an "outside director" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, however, prior to the registration of the Common Shares under Section 12 of the Securities Exchange Act of 1934, grants of Awards may, in the absence of action by the Committee, be made by the entire Board.

          (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

        (i) adopt, amend and rescind rules and regulations relating to this Plan;

        (ii) determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

        (iii) grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

        (iv) determine the terms and conditions of the Director Options that are automatically granted hereunder, other than the terms and conditions specified in Section 4 hereof;

        (v) determine whether, and the extent to which adjustments are required pursuant to Section 8 hereof; and

        (vi) interpret and construe this Plan and the terms and conditions of any Award granted hereunder.

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          Section 8. ADJUSTMENTS

          If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock options and other Awards theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued Pursuant to incentive Stock Options and other Awards (including Director Options) thereafter granted under this Plan, and (c) to the extent permitted under Section 5(b) hereof, the maximum number of Common Shares for which options may be granted during any one calendar year, provided, however, that no adjustment shall be made to the number of Common Shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of Common Shares with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided further that no such adjustment shall be made to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards hereunder by causing such compensation to be other than "performance-based compensation" under Section 162(m) of the Code.

          Section 9. AMENDMENT AND TERMINATION OF PLAN

          The Board may amend or terminate this Plan at any time and in any manner, subject to this Plan at any time and in any manner, subject to the following limitations:

          (a) no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto;

          (b) Section 4 hereof shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement income Security Act ("ERISA") or the rules and regulations thereunder; and

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          (c)  if an amendment to the Plan would (i) increase the maximum number of Common Shares that may be issued pursuant to (A) all Awards, including Director Options, granted under this Plan, (B) all Incentive Stock Options granted under this Plan, and (C) Awards granted under this Plan during any calendar year to any one Employee, (ii) change the class of persons eligible to receive Awards, including Director Options, under the Plan, (iii) otherwise materially increase the benefits hereunder accruing to participants who are subject to Section 16 of the Exchange Act in a manner not specifically contemplated herein, or (iv) affect the Plan's compliance with Rule 16b-3 or applicable provisions of the Code, as amended from time to time, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3, Sections 422 and 162(m) of the Code, and other applicable provisions of or rules under the Code, as amended from time to time.

          Section 10.     EFFECTIVE DATE OF PLAN

This Plan shall be effective as of November 27, 1995, the date upon which it was approved by the Board; PROVIDED, HOWEVER, that no Common Shares may be issued under this Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.

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